UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTON 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2002

ASK JEEVES, INC
(Exact name of registrant as specified in its charter)

Delaware	000-26521	94-3334199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5858 HORTON ST., SUITE 350, EMERYVILLE, CALIFORNIA 94608
(Address of principal executive offices—Zip Code)

(510) 985-7400
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

        On November 8, 2002, Ask Jeeves, Inc. filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 with the Securities and Exchange Commission.  Accompanying the report were certifications of Ask Jeeves’ Chief Executive Officer, A. George Battle, and Chief Financial Officer, Steve J. Sordello, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, codified at 18 U.S.C. §1350.  A copy of each of the certifications is attached hereto as an Exhibit.

The foregoing certifications are being furnished solely to accompany Ask Jeeves’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and are not being filed either as part of that Quarterly Report on Form 10-Q or as a separate disclosure statement, and are not to be incorporated by reference into that Quarterly Report on Form 10-Q or any other filing of Ask Jeeves, whether made before or after the date hereof, regardless of any general incorporation language in such filing.  The foregoing certifications should not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 18 or Sections 11 and 12(a)(2) of the Securities act of 1933, as amended.  This Current Report (including the exhibits hereto) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASK JEEVES, INC

November 8, 2002	By:	/s/ STEVE SORDELLO
Date	Name:	Steve Sordello
	Title:	Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.            Description

99.1	Certification of the Chief Executive Officer, A. George Battle, of Ask Jeeves, Inc. pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; and

Certification of the Chief Financial Officer, Steven J. Sordello of Ask Jeeves, Inc. pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.